Exhibit 10.22

                                  July 21, 2004

VIA FAX:  212-765-9714
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Tymatt Associates, LLC
1776 Broadway, Suite 1403
New York, NY  10019

Attention:  Mr. Ken Levine

               RE: ARTISAN AGREEMENT AND AMENDMENT DATED 03/02/04; EXTENSION OF TIME FOR ISSUANCE OF SHARES
                    ----------------------------------------

Dear Mr. Levine:

         Please let this confirm our understanding that you, as Managing Member of Tymatt Associates, LLC, have agreed to extend the time for Stratus to deliver payment of the One Million Seven Hundred Fifty Thousand (1,750,000) shares of Common Stock due within seven (7) days of the Initial Closing per paragraph 3 of the March 2, 2004 Letter Agreement to a time frame of no later than August 13, 2004.

         If the same meets with your approval, kindly sign where indicated below and return a copy to me.

                                                     Very truly yours,


                                                     Suzette Nanovic Berrios
                                                     General Counsel


                           AGREED TO AND ACCEPTED BY:
                           -------------------------


TYMATT ASSOCIATES, LLC                              STRATUS SERVICES GROUP, INC.


By: /s/ Ken Levine                                  By: /s/ Joseph J. Raymond
    -----------------------------                       ------------------------
    Ken Levine                                          Joseph J. Raymond
    Managing Member                                     Chief Executive Officer


/s/ Ken Levine
--------------------------------
Ken Levine, Individually